UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2017

Health Insurance Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35811	46-1282634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15438 N. Florida Avenue, Suite 201 Tampa, Florida	33613
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 376-5831

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 2.03, “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant,” is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 17, 2017, Health Insurance Innovations, Inc. (the “Company”), through its subsidiary Health Plan Intermediaries Holdings, LLC (“Borrower”), entered into a Credit Agreement (the “Credit Agreement”) among Borrower, the Company, and certain of its affiliates, as guarantors, and SunTrust Bank, as lender (the “Lender”). The Credit Agreement provides for a $30.0 million revolving credit facility (the “Credit Facility”) pursuant to which the Lender has agreed to make revolving loans and issue letters of credit. The Credit Facility will be used for general corporate purposes, including to fund ongoing working capital needs, capital expenditures, and permitted acquisitions. The Credit Facility also provides the Borrower with the right to request additional incremental term loans thereunder up to an aggregate additional amount of $20 million, subject to the satisfaction of certain additional conditions provided therein.

The Credit Facility matures on July 17, 2020 (the “Termination Date”), and borrowings under the Credit Agreement can either be, at the Borrower’s election: (i) at the Base Rate (which is the highest of the prime rate, the federal funds rate plus 0.50%, the one-month LIBOR index rate plus 1.00%, and zero) plus a spread ranging from 0.75% to 1.25% or (ii) at Adjusted LIBOR (as defined in the Credit Agreement) plus a spread ranging from 1.75% to 2.25%. The applicable spread is dependent upon the Borrower’s Consolidated Total Leverage Ratio (as defined in the Credit Agreement). Interest accrued on each Base Rate Loan (as defined in the Credit Agreement) is payable in arrears on the last day of each calendar quarter and on the Termination Date. Interest accrued on each Eurodollar Loan (as defined in the Credit Agreement) is payable on the last day of the applicable interest period, or every three months, whichever comes sooner, and on the Termination Date.

The Credit Facility is secured by: (i) a first priority lien on substantially all of the assets (subject to certain excluded assets) of Borrower and certain of its affiliates (including the Company) and (ii) pledges of equity interests in the subsidiaries of the Company.

The Credit Agreement contains customary covenants including, but not limited to, (i) a minimum interest coverage ratio and a maximum Consolidated Total Leverage Ratio and (ii) limitations on incurrence of debt, investments, liens on assets, certain sale and leaseback transactions, transactions with affiliates, mergers, consolidations and sales of assets. The Credit Agreement also includes customary events of default, conditions, representations and warranties, and indemnification provisions.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 2.03 by reference.

Item 7.01. Regulation FD Disclosure.

On July 19, 2017, the Company issued a press release announcing its entry into the Credit Facility, a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01(d). Financial Statements and Exhibits

Exhibit No.
10.1	Credit Agreement dated July 17, 2017 among Health Plan Intermediaries Holdings, LLC, as borrower, certain affiliates and subsidiaries, as guarantors, and SunTrust Bank, as lender.

99.1	Press Release dated July 19, 2017

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans and projections regarding new markets, products, services, growth strategies, anticipated trends in the Company’s business and anticipated changes and developments in the United States health insurance system and laws. Forward-looking statements are based on the Company’s current assumptions, expectations and beliefs are generally identifiable by use of words “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” or similar expressions and involve significant risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by these statements. These risks and uncertainties include, among other things, the Company’s ability to maintain relationships and develop new relationships with health insurance carriers and distributors, its ability to retain its members, the demand for the Company’s products, the amount of commissions paid to the Company or changes in health insurance plan pricing practices, the Company’s ability to integrate its acquisitions, competition, changes and developments in the United States health insurance system and laws, and the Company’s ability to adapt to them, the ability to maintain and enhance the Company’s name recognition, difficulties arising from acquisitions or other strategic transactions, and the Company’s ability to build the necessary infrastructure and processes to maintain effective controls over financial reporting. These and other risk factors that could cause actual results to differ materially from those expressed or implied in the Company’s forward-looking statements are discussed in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission, which are available at www.sec.gov. Any forward-looking statement made by the Company in this report is based only on information currently available to the Company and speaks only as of the date on which it is made. You should not rely on any forward-looking statement as representing the Company’s views in the future. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH INSURANCE INNOVATIONS, INC.

By:	/s/ Michael D. Hershberger
Name:	Michael D. Hershberger
Title:	Chief Financial Officer, Treasurer, and Secretary

Date: July 19, 2017